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                                                                       Exhibit A

                                   AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                        ICF KAISER INTERNATIONAL, INC.

                        Pursuant to Section 242 of the
               General Corporation Law of the State of Delaware
               ------------------------------------------------


        ICF Kaiser International, Inc. (the "Corporation"), a corporation organized under the General Corporation Law of the State of Delaware (the "General Corporation Law") hereby certifies as follows:

        FIRST: That the Board of Directors of the Corporation duly adopted a resolution setting forth the following proposed amendments to the Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and declaring such amendments to be advisable:

        1. The first sentence of Section 4.01 of the Certificate of Incorporation is amended by deleting the phrase "ninety-two million (92,000,000)" and inserting in place thereof "ninety-three million one hundred thousand (93,100,000)."

        2. Section 4.01(B) of the Certificate of Incorporation is amended by deleting the phrase "Two million (2,000,000)" and inserting in place thereof "Three million one hundred thousand (3,100,000)."

        3. Section 4.02(D) of the Certificate of Incorporation is hereby deleted in its entirety.

        4. Section 6.01 of the Certificate of Incorporation is deleted in its entirety and amended to read as follows:

        Section 6.01.  Board of Directors.  The business and affairs of the
        ------------   ------------------
        Corporation shall be managed under the direction of the Board of Directors. Subject to the rights of the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, the number of directors shall be determined by the affirmative vote of a majority of the whole Board of Directors or by the stockholders, but shall not be less than six nor more than sixteen. Directors shall be elected for a term of office that expires at the next succeeding annual meeting of stockholders and shall hold office until their successors have been elected and qualified.

        5. The second sentence of Section 14.01 of the Certificate of Incorporation, relating to the board's authority to amend the bylaws, is amended to read as follows:

        "In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is authorized to adopt, amend, and repeal the By-laws of the Corporation, provided that without the
                                               --------
        approval of the stockholders no such amendment shall authorize or permit the adoption of a stockholder rights plan."

        6. The third sentence of Section 14.01 of the Certificate of Incorporation is amended by deleting the word "two-thirds" and inserting in place thereof the words "a majority."

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        7.  Sections 15.01, 16.01, and 17.01 of the Certificate of Incorporation
     are hereby deleted in their entirety, Section 18.01 is hereby renumbered to be Section 16.01, and a new Section 15.01 of the Certificate of Incorporation is inserted to read as follows:

        Section 15.01. Special Meetings of the Stockholders. Special meetings of
        -------------  ------------------------------------
        the stockholders may be called by the Board of Directors, by the Chairman of the Board or the Chief Executive Officer, or by a writing signed by stockholders owning at least twenty percent (20%) in voting amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

        8.  Exhibits 16.01A, 16.01B, 16.01C, 17.01A, 17.01B and 17.01C to the
     Certificate of Incorporation are hereby deleted in their entirety.

        SECOND: That the foregoing amendments of the Certificate of Incorporation were duly adopted in accordance with Section 242 of the General Corporation Law.


  IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the

Corporation, for the purpose of amending the Certificate of Incorporation of the

Corporation pursuant to Section 242 of the General Corporation Law, does make and file this Certificate, hereby declaring and certifying, under penalties of perjury, that this instrument is the act and deed of the Corporation, and that the facts stated herein are true, and accordingly has hereunto set his hand this

27th day of December, 1999.

                                 ICF KAISER INTERNATIONAL, INC.



                                 By:   /s/ James J. Maiwurm
                                      ------------------------------------------
                                 Name:  James J. Maiwurm
                                 Title: Chairman, President and Chief Executive Officer

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